Execution Version
EXHIBIT 10.1
Execution Version

AMENDMENT NO. 1 TO GUARANTY AGREEMENT

This AMENDMENT NO. 1 TO GUARANTY AGREEMENT (this “Amendment”), dated as of June 21, 2024, is by and between:
(1)    FIRST SOLAR INC., a Delaware corporation (the “Guarantor”); and
(2)    UNITED STATES INTERNATIONAL DEVELOPMENT FINANCE CORPORATION, an agency of the United States of America (“DFC”).
WHEREAS:
(1)FS India Solar Ventures Private Limited, a private limited company organized and existing under the laws of the Republic of India with CIN U29308DL2020FTC371690 (the “Borrower”), and DFC have entered into a Finance Agreement, dated as of July 27, 2022, as amended by that certain Amendment No. 1 to Finance Agreement, dated as of August 5, 2022, and as further amended by that certain Waiver and Amendment No. 2 to Finance Agreement, dated as of April 18, 2024 (as further amended, restated, supplemented or otherwise modified and in effect from time to time prior to the date hereof, the “Finance Agreement”);
(2)the Guarantor and DFC have entered into that certain Guaranty Agreement, dated as of August 4, 2022 (as amended, restated, supplemented or otherwise modified and in effect from time to time prior to the date hereof, the “Agreement”), pursuant to which the Guarantor has agreed, among other things, to guarantee the obligations of the Borrower under the Finance Agreement;
(3)the Guarantor and DFC desire to amend the Agreement to require the Guarantor to maintain a Current Ratio of no less than 1.50 to 1.00, in replacement of the existing requirement to maintain a Current Ratio of no less than 2.50 to 1.00, subject to the terms and conditions contained in this Amendment; and
(4)capitalized terms used but not otherwise defined in this Amendment shall have the respective meanings set forth in Section 1(a) of the Agreement, and the rules of interpretation set forth in Section 1(b) of the Agreement shall apply to this Amendment as if fully set forth herein.
NOW, THEREFORE, in consideration of the premises and of the agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Amendments. Section 8(e)(iii) of the Agreement is amended by deleting the existing section and replacing it with the following:
“(iii) at all times and on a Consolidated Basis, a Current Ratio of no less than 1.50 to 1.00.”
        Amendment No. 1 to Guaranty Agreement
        (DFC/FSLR)

2.Representations. The Guarantor represents and warrants that the representations and warranties of the Guarantor set forth in the Agreement are true and correct in all material respects (except with respect to any provision including the word “material” or words of similar import, with respect to which such representations and warranties are true and correct) as of the date hereof, or if any such representation relates exclusively to an earlier date, as of such earlier date.
3.Miscellaneous.
(a)No Other Amendments. Except as specifically amended by Section 1 (Amendments) of this Amendment, all of the terms, conditions and provisions of the Agreement shall remain unaltered and in full force and effect and are hereby ratified and confirmed.
(b)Effect of Amendment. Upon the effectiveness of this Amendment as provided in clause (c) below, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or any other word or words of similar import, shall mean and be a reference to the Agreement as amended hereby, and each reference in any other document to the “Finance Agreement” or any word or words of similar import referring to the Agreement shall mean and be a reference to the Agreement as amended hereby.
(c)Counterparts; Effectiveness. This Amendment may be executed and delivered in counterparts, each of which when so executed and delivered shall be deemed an original, and all of which together shall constitute one and the same instrument. This Amendment shall become effective when it shall have been executed by each party hereto and when DFC shall have received counterparts hereof that, when taken together, bear the signatures of the other parties hereto. Delivery of an executed counterpart of a signature page of this Amendment in an electronic format (including .pdf, .tif, and .jpeg file format) shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution”, “signed”, “signature” and words of like import shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity, or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, 15 U.S.C. §§ 7001 to 7006, 7021, 7031; the New York State Electronic Signatures and Records Act, NY State Tech. Law § 301; or any other similar state laws based on the Uniform Electronic Transactions Act.
(d)GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE, OR CAUSE OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THAT WOULD OTHERWISE DIRECT APPLICATION OF THE LAW OF ANOTHER JURISDICTION.
[Signature pages follow]

    2    Amendment No. 1 to Guaranty Agreement
        (DFC/FSLR)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

FIRST SOLAR, INC.
By:
Name:
Title:

    3    Amendment No. 1 to Guaranty Agreement
        (DFC/FSLR)

UNITED STATES INTERNATIONAL DEVELOPMENT FINANCE CORPORATION
By:
Name:
Title:

    4    Amendment No. 1 to Guaranty Agreement
        (DFC/FSLR)